Exhibit 99.4

AMENDMENT No. 1

dated as of April 3, 2008

among

MBIA INSURANCE CORPORATION,

as Insurer,

AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2007-2-M,

as Issuer,

and

THE BANK OF NEW YORK,

as Collateral Agent

to the

SPREAD ACCOUNT AGREEMENT

dated as of October 11, 2007

AMENDMENT NO. 1 to the SPREAD ACCOUNT AGREEMENT, dated as of April 3, 2008 (“Amendment”), by and among MBIA INSURANCE CORPORATION, a New York stock insurance company (“MBIA”), AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2007-2-M, a Delaware statutory trust (the “Issuer”), and THE BANK OF NEW YORK (the “Collateral Agent”) to the Spread Account Agreement, dated as of October 11, 2007, among MBIA, the Issuer, and the Collateral Agent (the “Spread Account Agreement”);

WHEREAS, Section 8.03 of the Spread Account Agreement permits amendment of the Spread Account Agreement upon the terms and conditions specified therein;

WHEREAS, the parties to the Spread Account Agreement wish to amend the Spread Account Agreement, as applicable;

NOW, THEREFORE, the parties to the Spread Account Agreement hereby agree that the Spread Account Agreement is hereby amended, effective as of the date of this Amendment, as follows:

Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Spread Account Agreement.

Section 2. Amendments to the Spread Account Agreement.

a) The following definitions of “Related Series”, “Related Series Accelerated Payment Amount Shortfall”, “Related Series Collateral Agent”, “Related Series Insurance Agreement”, “Related Series Insurer Payment Amounts”, “Related Series Notice”, “Related Series Requisite Amount Shortfall”, “Related Series SSA”, “Related Series Spread Account”, “Related Series Spread Account Agreement” and “Related Series Spread Account Claim Amount” are hereby added in their entirety in the proper alphabetical order to Section 1.01.

““Related Series” means a securitization or warehouse transaction (a) relating to assets sold by AmeriCredit to the Seller or another seller, (b) pursuant to which notes or certificates were issued by an issuer and certain distributions on such notes or certificates were insured by the Insurer and (c) with respect to which the Collateral Agent has received a Related Series Notice.”

““Related Series Accelerated Payment Amount Shortfall” means, with respect to each Related Series, after the earlier to occur of (a) the twelfth (12th) distribution date for such Related Series (or, if the applicable Related Series Notice indicates that such Related Series is subject to an alternative date for this purpose, such alternative date) or (b) the first distribution date for such Related Series on which no “Accelerated Payment Amount Shortfall” (as defined in the Related Series Spread Account Agreement) exists, the shortfall in the amount available in the Related Series Spread Account to pay such “Accelerated Payment Amount Shortfall”.”

““Related Series Collateral Agent” means, with respect to each Related Series, the “Collateral Agent” as defined in the Related Series Spread Account Agreement.”

““Related Series Insurance Agreement” means, with respect to each Related Series, the “Insurance Agreement” as defined in the Related Series Spread Account Agreement.”

““Related Series Insurer Payment Amounts” means, with respect to each Related Series, any amounts due and payable to the Insurer under the Related Series Insurance Agreement.”

““Related Series Notice” means, with respect to each Related Series, a notice substantially in the form attached hereto as Exhibit A.”

““Related Series Requisite Amount Shortfall” means, with respect to each Related Series, the excess, if any, of (a) the “Requisite Amount” as defined in the Related Series Spread Account Agreement (without giving effect to any increase in such amount due to any Level I Trigger Event or Level II Trigger Event as such terms are defined in the Related Series Spread Account Agreement, if applicable) over (b) the amount on deposit in the Related Series Spread Account (after giving effect to any withdrawals therefrom or deposits thereto, except for (i) deposits thereto from the Spread Account or any other Related Series Spread Account or (ii) any other amounts deposited thereto that, under the terms of the Related Series Spread Account Agreement, are excluded for purposes of determining whether the amount therein equals the “Requisite Amount” as defined in Related Series Spread Account Agreement).”

““Related Series SSA” means, with respect to each Related Series, the agreement identified as the “Related Series SSA” in the applicable Related Series Notice.”

““Related Series Spread Account” means, with respect to each Related Series, the “Spread Account” as defined in the Related Series Spread Account Agreement.”

““Related Series Spread Account Agreement” means, with respect to each Related Series, the agreement identified as the “Related Series Spread Account Agreement” in the applicable Related Series Notice.”

““Related Series Spread Account Claim Amount” means, with respect to each Related Series, the shortfall in the amount available in the Related Series Spread Account to pay the “Spread Account Claim Amount” as defined in the Related Series Spread Account Agreement.”

““Release Instruction Letter” means a letter of instruction from the Servicer addressed to and acknowledged by the Collateral Agent and MBIA, substantially in the form of Exhibit B hereto.”

b) The definitions of “Level 1 Cumulative Net Loss Test”, “Level 1 Delinquency Test”, “Level 1 Gross Default Test”, “Level 2 Cumulative Net Loss Test”, “Level 2 Gross Default Test” and “Requisite Amount” are hereby deleted and replaced with the following.

““Level 1 Cumulative Net Loss Test” means, for any Distribution Date specified below the Cumulative Net Loss Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring after the Closing Date:	Percentage
1st through 3rd	0.90%
4th through 6th	1.85%
7th through 9th	2.60%
10th through 12th	3.35%
13th through 15th	4.00%
16th through 18th	4.75%
19th through 21st	5.25%
22nd through 24th	5.75%
25th through 27th	6.18%
28th through 30th	6.83%
31st through 33rd	7.27%
34th through 36th	7.70%
37th through 39th	7.90%
40th and thereafter	8.13%”

““Level 1 Delinquency Test” means, for any Distribution Date specified below, the arithmetic average of the monthly Delinquency Ratios for the three immediately preceding Collection Periods is greater than the percentage set forth opposite such Distribution Date, provided however, that each such percentage shall be increased by 0.25% with respect to each Distribution Date that occurs in the months of November through April:

Distribution Date occurring after the Closing Date:	Percentage
4th through 14th	2.75%
15th through 26th	3.50%
27th and thereafter	4.50%”

““Level 1 Gross Default Test” means, for any Distribution Date specified below, the Gross Default Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring after the Closing Date:	Percentage
1st through 3rd	1.85%
4th through 6th	3.00%
7th through 9th	4.35%
10th through 12th	5.75%
13th through 15th	7.00%
16th through 18th	8.85%
19th through 21st	9.40%
22nd through 24th	9.95%
25th through 27th	10.73%
28th through 30th	11.91%
31st through 33rd	12.70%
34th through 36th	13.48%
37th through 39th	13.88%
40th and thereafter	14.26%”

““Level 2 Cumulative Net Loss Test” means, for any Distribution Date specified below, the Cumulative Net Loss Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring after the Closing Date:	Percentage
1st through 3rd	1.20%
4th through 6th	2.75%
7th through 9th	3.25%
10th through 12th	4.00%
13th through 15th	4.75%
16th through 18th	5.50%
19th through 21st	6.25%
22nd through 24th	6.63%
25th through 27th	7.23%
28th through 30th	7.81%
31st through 33rd	8.44%
34th through 36th	8.83%
37th through 39th	9.02%
40th and thereafter	9.43%”

““Level 2 Gross Default Test” means, for any Distribution Date specified below, the Gross Default Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring after the Closing Date:	Percentage
1st through 3rd	2.21%
4th through 6th	4.00%
7th through 9th	5.00%
10th through 12th	6.50%
13th through 15th	8.00%
16th through 18th	9.41%
19th through 21st	10.47%
22nd through 24th	11.54%
25th through 27th	12.65%
28th through 30th	13.72%
31st through 33rd	14.82%
34th through 36th	15.55%
37th through 39th	15.90%
40th and thereafter	16.63%”

““Requisite Amount” means an amount equal to 3.5% of the Original Pool Balance, provided, however, that (i) on each Distribution Date upon which a Level 1 Trigger Event has occurred and is continuing, and upon each Distribution Date thereafter (unless no Level 1 Trigger Event has occurred for three consecutive months) the Requisite Amount shall be equal to the lesser of (A) the greater of (x) 5.0% of the Outstanding Pool Balance or (y) 4.0% of the Original Pool Balance; and (B) the greater of (x) 35.0% of the Outstanding Pool Balance or (y) 3.5% of the Original Pool Balance, and (ii) on each Distribution Date upon which a Level 2 Trigger Event has occurred and upon each Distribution Date thereafter, the Requisite Amount shall be equal to 100% of the Outstanding Pool Balance.”

c) Section 3.03(a) is hereby deleted in its entirety and replaced with the following:

“(a) On or before the second Business Day prior to each Distribution Date, the Collateral Agent will make the following calculations on the basis of information (including, without limitation, the amount of any Spread Account Claim Amount and the amount of any Accelerated Payment Amount Shortfall) received pursuant to Article IV of the Sale and Servicing Agreement from the Servicer; provided, however, that if the Collateral Agent receives written notice from the Insurer, the Trustee, the Issuer or the Servicer of the occurrence of an Insurance Agreement Event of Default, such notice shall be determinative for the purposes of determining the Requisite Amount:

(i) determine the amounts to be on deposit in the Spread Account on such Distribution Date which will be available to satisfy any Spread Account Claim Amount (prior to any deposit in accordance with Section 3.07);

(ii) determine (A) the amounts, if any, to be paid from the Spread Account with respect to the Spread Account Claim Amount and (B) whether, following payment from the Spread Account to the Trust Collateral Agent for deposit into the Collection Account, a Spread Account Claim Amount will continue to exist;

(iii) if a Spread Account Claim Amount will continue to exist following the payment from the Spread Account contemplated by clause (ii) above, determine the amount to be claimed from each Related Series Spread Account in accordance with Section 3.07;

(iv) determine the amounts to be on deposit in the Spread Account on that Distribution Date which will be available to satisfy any Accelerated Payment Amount Shortfall (prior to any deposit in accordance with Section 3.07);

(v) determine (A) the amounts, if any, to be paid from the Spread Account with respect to the Accelerated Payment Amount Shortfall and (B) whether, following payment from the Spread Account to the Trust Collateral Agent for deposit into the Collection Account, an Accelerated Payment Amount Shortfall will continue to exist;

(vi) if an Accelerated Payment Amount Shortfall will continue to exist following the payment from the Spread Account contemplated by clause (v) above, determine the amount to be claimed from each Related Series Spread Account in accordance with Section 3.07;

(vii) determine the excess, if any, of (A) the Requisite Amount over (b) the amounts to be on deposit in the Spread Account on such Distribution Date (after giving effect to any withdrawals pursuant to subsection (b) but prior to any deposit in accordance with Section 3.07), and if such excess exists, determine the amount to be claimed from each Related Series Spread Account in accordance with Section 3.07; and

(viii) determine the amounts to be on deposit in the Spread Account on such Distribution Date which will be available to satisfy any Related Series Spread Account Claim Amount, any Related Series Accelerated Payment Amount Shortfall, any Related Series Requisite Amount Shortfall and any Related Series Insurer Payment Amounts.

On such Distribution Date (after giving effect to any deposits in the Spread Account in accordance with Section 3.07), the Collateral Agent shall deliver a certificate to the Trust Collateral Agent and the Insurer with respect to any Deficiency Notice and any Accelerated Payment Shortfall Notice, stating the amount, if any, to be distributed to the Trust Collateral Agent on that Distribution Date in respect of such Accelerated Payment Shortfall Amount and in respect of such Spread Account Claim Amount.”

d) Section 3.03(b) is hereby deleted and replaced with the following:

“(b) On each Distribution Date, the Collateral Agent shall make the following payments from the Spread Account (to the extent of funds available in the Spread Account, including, without limitation, amounts deposited therein pursuant to Section 3.07) in the following order of priority:

(i) if the Trust Collateral Agent has delivered a Deficiency Notice and if there exists a Spread Account Claim Amount, to the Trust Collateral Agent for deposit in the Collection Account the amount of such Spread Account Claim Amount; and

(ii) any funds in the Spread Account (net of any amounts deposited with respect to the Cash Collateral Deposit) in excess of the Requisite Amount, after making the withdrawals therefrom required by clause (i) of this Section 3.03(b) (to the extent of funds available in excess of the Requisite Amount) and any funds remaining in the Spread Account as of the Distribution Date immediately following the Final Termination Date will be applied by the Collateral Agent in the following order of priority:

(A) if the Trust Collateral Agent has delivered an Accelerated Payment Shortfall Notice and if there exists an Accelerated Payment Amount Shortfall, to the Trust Collateral Agent for deposit in the Note Distribution Account the amount of such Accelerated Payment Amount Shortfall;

(B) to the payment of any expenses payable pursuant to Section 4.5 of the Sale and Servicing Agreement to the extent not paid by the Servicer;

(C) to the Trust Collateral Agent for payment to any replacement servicer any accrued and unpaid replacement servicer fees, transition costs or additional compensation to the extent not paid by AmeriCredit or pursuant to the Sale and Servicing Agreement;

(D) to the Trust Collateral Agent for payment to the Insurer, any amounts due and owing to the Insurer that were not paid under clause (x) of Section 5.7(a) of the Sale and Servicing Agreement;

(E) to each Related Series Collateral Agent for deposit in the applicable Related Series Spread Account, the amount necessary to pay in full any Related Series Spread Account Claim Amount for such Related Series that has not been funded prior to such date from any other Related Series;

(F) to each Related Series Collateral Agent for deposit in the applicable Related Series Spread Account, the amount necessary to pay in full any Related Series Requisite Amount Shortfall for such Related Series that has not been funded prior to such date from any other Related Series;

(G) to each Related Series Collateral Agent for deposit in the applicable Related Series Spread Account, the amount necessary to pay in full any Related Series Accelerated Payment Amount Shortfall for such Related Series that has not been funded prior to such date from any other Related Series;

(H) if the Collateral Agent has received notice from the Insurer of Related Series Insurer Payment Amounts, to the Insurer for the payment of the Related Series Insurer Payment Amounts set forth on such notice;

(I) to the Backup Servicer, any indemnification amounts payable by the Servicer to the Backup Servicer to the extent not paid by the Servicer;

(J) to the holder(s) of the Certificates, any remaining funds in the Spread Account in excess of the Requisite Amount.”

e) The following Section 3.07 is hereby added to the Spread Account Agreement:

“Section 3.07. Cross-Collateralization Provisions.

(a) Subject to the priorities in Section 3.03(b), the Collateral Agent shall make distributions to the Related Series Collateral Agents in accordance with a Release Instruction Letter, which shall be prepared by the Servicer in accordance with information contained in the most recent “Servicer’s Certificate” (as defined in the Related Series SSA) delivered to the Collateral Agent with respect to each such Related Series, and the Collateral Agent shall be entitled to rely on a Release Instruction Letter from the Servicer to determine the amounts of any Related Series Spread Account Claim Amounts, Related Series Accelerated Payment Amount Shortfalls and Related Series Requisite Amount Shortfalls for the applicable Related Series for the related “Distribution Date” (as such term is defined in the Related Series SSA for such Related Series). If the Spread Account and one or more Related Series Spread Accounts that have Distribution Dates on the same date (collectively, the “Funding Spread Accounts”) have funds available to pay any Related Series Spread Account Claim Amount, Related Series Accelerated Payment Amount Shortfall, Related Series Requisite Amount Shortfall or Related Series Insurer Payment Amounts (in each case, to the extent that such amounts remain unpaid after application of amounts from Related Series Spread Accounts for Related Series that had an earlier Distribution Date and funded such amounts in reliance on the same “Servicer’s Certificates”), amounts to be transferred to the Related Series Spread Account containing any such remaining shortfall shall be allocated among the Funding Spread Accounts pro rata based upon the funds available in the Funding Spread Accounts for such transfers in accordance with a Release Instruction Letter.

(b) On or prior to the first Business Day prior to each Distribution Date, the Collateral Agent shall make the determinations contained in subsections (iii), (vi) and (vii) of Section 3.03(a) and provide sufficient information to each Related Series Collateral Agent and the Servicer in order to effectuate the transfer of any amounts available in the Related Series Spread Accounts to the Spread Account as Related Series Accelerated Payment Amount Shortfalls, Related Series Spread Account Claim Amounts or Related Series Requisite Amount Shortfalls. If two or more Related Series Spread Accounts have funds available for transfer to the Spread Account pursuant to the Related Series Spread Account Agreements on the same date, amounts to be transferred to the Spread Account shall be allocated among such Related Series Spread Accounts pro rata based upon the funds available in such Related Series Spread Accounts for such transfers. Amounts received by the Collateral Agent from any Related Series Spread Account shall be deposited in the Spread Account and distributed in accordance with Section 3.03(b) or retained in the Spread Account, as applicable. Amounts received by the Collateral Agent from any Related Series Spread Account on a date other than a Distribution Date that are not required to cause the amount on deposit in the Spread Account to equal the Requisite Amount shall be retained therein until the next succeeding Distribution Date at which time they shall be distributed in accordance with the terms of this Agreement.”

f) Section 8.03 is hereby deleted and replaced with the following:

“No amendment, modification, waiver or supplement to this Agreement or any provision of this Agreement shall in any event be effective unless the same shall have been made or consented to in writing by each of the parties hereto and each Rating Agency shall have received prior written notice with respect to such amendment, modification, waiver or supplement; provided, however, that, notwithstanding the foregoing, for so long as the Insurer shall be the Controlling Party, any amendments, modifications, waivers or supplements hereto, or to the Spread Account Agreement Collateral or Spread Account or to any requirement hereunder to deposit or retain any amounts in such Spread Account or to distribute any amounts therein as provided in Section 3.03 shall be effective if made or consented to in writing by the Insurer, the Issuer and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the Collateral Agent) but shall in no circumstances require the consent of the Trustee or the Noteholders.”

g) Exhibit A hereto is added as Exhibit A to the Spread Account Agreement.

h) Exhibit B hereto is added to the Spread Account Agreement as Exhibit B.

i) Exhibit C hereto is added to the Spread Account Agreement as Exhibit C, and by its acknowledgment of this Amendment, the Trust Collateral Agent hereby agrees that any “Deficiency Notice” that it provides pursuant to the Sale and Servicing Agreement shall be in the form of such Exhibit C.

j) Exhibit D hereto is added to the Spread Account Agreement as Exhibit D, and by its acknowledgment of this Amendment, the Trust Collateral Agent hereby agrees that any “Accelerated Payment Shortfall Notice” that it provides pursuant to the Sale and Servicing Agreement shall be in the form of such Exhibit D.

Section 3. Counterparts. This Amendment to the Spread Account Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Spread Account Agreement.

Section 4. Ratification of Spread Account Agreement. Except as provided herein, all provisions, terms and conditions of the Spread Account Agreement shall remain in full force and effect. As amended hereby, the Spread Account Agreement is ratified and confirmed in all respects.

Section 5. Entire Agreement. This Amendment sets forth the entire agreement between the parties hereto with respect to the subject matter hereof, and this Amendment supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

Section 6. Owner Trustee Instruction. By acknowledging and accepting this Amendment, MBIA represents to Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee of the Issuer, pursuant to the Trust Agreement, that it is the Controlling Party as such term is defined in the Trust Agreement and hereby instructs such Owner Trustee to execute and deliver this Amendment on behalf of the Issuer.

Section 7. Limitation Of Owner Trustee Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement of the Issuer, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

Section 8. Effectiveness of Amendment. This Amendment will be effective only upon the execution by the parties hereto, satisfaction of any other requirements set forth in Section 8.03 of the Spread Account Agreement and deposit of $10,256,507.71 to the Spread Account by AmeriCredit or an Affiliate thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

MBIA INSURANCE CORPORATION

By
Name:
Title:

AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2007-2-M, as Issuer

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By
Name:
Title:

THE BANK OF NEW YORK, as Collateral Agent

By
Name:
Title:

[Signature Page to Amend. No. 1 to APART 2007-2-M Spread Account Agreement]

EXHIBIT A

NOTICE OF RELATED SERIES

The Bank of New York

101 Barclay Street

New York, New York 10286

Ladies and Gentlemen:

For purposes of the Spread Account Agreement dated as of October 11, 2007 (as amended, the “Agreement”) among AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2007-2-M, as issuer, MBIA INSURANCE CORPORATION, as insurer (the “Insurer”), and THE BANK OF NEW YORK, as trustee, as trust collateral agent and as collateral agent (in such capacity, the “Collateral Agent”), the Insurer hereby notifies the Collateral Agent that the transaction described below is a Related Series (as defined in the Agreement).

Related Series: [DESCRIBE TRANSACTION].

Related Series Collateral Agent: [INSERT NAME AND NOTICE ADDRESS OF RELATED SERIES COLLATERAL AGENT].

Related Series Spread Account Agreement: [DESCRIBE AGREEMENT].

Related Series SSA: [DESCRIBE AGREEMENT].

[Other: [DESCRIBE CUSTOMIZED CROSS-COLLATERALIZATION PROVISIONS FOR RELATED SERIES, IF APPLICABLE].

This notice is dated as of                     , 20    .

MBIA INSURANCE CORPORATION

By
Title

Ex.A-1

EXHIBIT B

LETTER OF INSTRUCTION REGARDING SPREAD ACCOUNT MONIES

MBIA Insurance Corporation

113 King Street

Armonk, New York 10504

Attention: Insured Portfolio Management – SF

The Bank of New York

101 Barclay Street

New York, New York 10286

All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Spread Account Agreement, dated as of October 11, 2007, as amended (the “Spread Account Agreement”), by and among AmeriCredit Prime Automobile Receivables Trust 2007-2-M (the “Trust”), MBIA Insurance Corporation, as insurer (the “Insurer”) and The Bank of New York (“BNY”).

AmeriCredit Financial Services, Inc. is the servicer (the “Servicer”), under the Sale and Servicing Agreement, dated as of October 11, 2007, among the Trust, AFS SenSub Corp., AmeriCredit Financial Services, Inc. (the “Servicer”) and BNY, in its capacity as Backup Servicer and Trust Collateral Agent. The Servicer has determined that (i) a [Related Series Spread Account Claim Amount], [Related Series Accelerated Payment Amount Shortfall], [Related Series Requisite Amount Shortfall], [Related Series Insurer Payment Amount] has occurred with respect to Series [        ], (ii) the amount that will be on deposit in the Series 2007-2-M Spread Account following all withdrawals required to be made from the Series 2007-2-M Spread Account pursuant to priorities (i) and (ii), clause (A) through (D) of Section 3.03(b) of the Spread Account Agreement on [            ], 200[  ] (the “Distribution Date”) exceeds the Requisite Amount by $[            ] and (iii) the amounts to be released to certain other Related Series (each, a “Release Amount”) are set forth in the table below. The Servicer requests that, the Insurer, as Controlling Party, hereby direct the Collateral Agent to release the Release Amounts from the Series 2007-2-M Spread Account on the Distribution Date pursuant to Section 3.03(b)(ii)(E) through (H) of the Spread Account Agreement and that the Collateral Agent release the Release Amounts to the spread account for each of the following Related Series with respect to which there exists on such day a [Related Series Spread Account Claim Amount], [Related Series Accelerated Payment Amount Shortfall], [Related Series Requisite Amount Shortfall], [Related Series Insurer Payment Amount] (based on the most recently available Servicer’s Certificate for each such Related Series), an amount up to the amount of such [Related Series Spread Account Claim Amount], [Related Series Accelerated Payment Amount Shortfall], [Related Series Requisite Amount Shortfall], [Related Series Insurer Payment Amount] as follows:

Ex.B-1

Related Series	Release Amount	Wiring Instructions

[The amount to be released to the AmeriCredit Automobile Receivables Trust 2007-2-M Certificateholder is $[                                                                  ]].

[Remainder of page intentionally left blank]

This letter shall be governed by and construed in accordance with the laws of the State of New York without regard to its choice of law rules. This letter may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one letter.

AMERICREDIT FINANCIAL SERVICES, INC., as Servicer

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

MBIA INSURANCE CORPORATION as Controlling Party

By:
Name:
Title:

THE BANK OF NEW YORK, as Trustee, Trust Collateral Agent and Collateral Agent

By:
Name:
Title:

Dated: [                    ], 200[  ]

EXHIBIT C

DEFICIENCY NOTICE

Pursuant to Section 5.5(a) of the Sale and Servicing Agreement, dated as of October 11, 2007 (the “Sale and Servicing Agreement”), among AmeriCredit Automobile Receivables Trust 2007-2-M, AFS SenSub Corp., AmeriCredit Financial Services, Inc. (the “Servicer”) and The Bank of New York, in its capacity as Backup Servicer and Trust Collateral Agent (the “Trust Collateral Agent”), the Trust Collateral Agent hereby provides to The Bank of New York, in its capacity as the Collateral Agent and the Trustee, Wilmington Trust Company, as Owner Trustee, MBIA Insurance Corporation, as the Insurer, and the Servicer this Deficiency Notice.

With respect to the [            ], 20[    ] Distribution Date (the “Distribution Date”):

1.	The Spread Account Claim Amount is $[ ].

2.	The Deficiency Amount is $[ ].

The Collateral Agent is hereby directed to remit the above-referenced Spread Account Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Trust Collateral Agent for deposit in the Collection Account on the Distribution Date.

Terms used but not defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

THE BANK OF NEW YORK, as Trust Collateral Agent

By:
Name:
Title:

Ex.C-1

EXHIBIT D

ACCELERATED PAYMENT SHORTFALL NOTICE

Pursuant to Section 5.5(b) of the Sale and Servicing Agreement, dated as of October 11, 2007 (the “Sale and Servicing Agreement”), among AmeriCredit Automobile Receivables Trust 2007-2-M, AFS SenSub Corp., AmeriCredit Financial Services, Inc. (the “Servicer”) and The Bank of New York, in its capacity as Backup Servicer and Trust Collateral Agent (the “Trust Collateral Agent”), the Trust Collateral Agent hereby provides to The Bank of New York, in its capacity as the Collateral Agent and the Trustee, Wilmington Trust Company, as Owner Trustee, MBIA Insurance Corporation, as the Insurer, and the Servicer, this Accelerated Payment Shortfall Notice.

With respect to the [            ], 20[    ] Distribution Date (the “Distribution Date”), the Accelerated Payment Amount Shortfall is $[            ]:

The Collateral Agent is hereby directed to remit the above-referenced Accelerated Payment Amount Shortfall (to the extent of funds available to be distributed in the Spread Account) to the Trust Collateral Agent for deposit in the Note Distribution Account on the Distribution Date.

Terms used but not defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

THE BANK OF NEW YORK, as Trust Collateral Agent

By:
Name:
Title:

Ex.D-1